                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 5, 2005

                   REINSURANCE GROUP OF AMERICA, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)

           MISSOURI                    1-11848               43-1627032
(State or Other Jurisdiction of      (Commission            (IRS Employer
        Incorporation)               File Number)        Identification Number)

           1370 TIMBERLAKE MANOR PARKWAY, CHESTERFIELD, MISSOURI 63017
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (636) 736-7000

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

         On December 5, 2005, Reinsurance Group of America, Incorporated (the "Company") issued a press release (the "Press Release") announcing, among other things, the pricing of $400 million of junior subordinated debentures pursuant to a public offering. A copy of the Press Release is furnished with this report as Exhibit 99.1 and incorporated by reference herein.

         This report does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The offer of the junior subordinated debentures as described above will be made solely by means of a prospectus in accordance with the Securities Act of 1933, as amended.

         The information in Item 7.01 of this Current Report on Form 8-K and
Exhibit 99.1 attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

             See exhibit index.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              REINSURANCE GROUP OF AMERICA,
                                              INCORPORATED

Date:  December 7, 2005                       By: /s/ Jack B. Lay
                                                  -----------------------------
                                                  Jack B. Lay
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.       Exhibit
-----------       -------
    99.1          Press release issued December 5, 2005
